Exhibit 99.15

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Chimera Investment Corporation (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)

(together, the “Specified Parties”)

Re: CIM Trust 2019-J2 – Data File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (“CIM 2019-J2 ASF Tape 20191015.xlsx”) containing information as of October 1, 2019 with respect to 445 mortgage loans (the “Loans”) provided by the Initial Purchaser, on behalf of the Company, on October 15, 2019 (the “Data File”) pertaining to a pool of mortgage loans which we were informed are intended to be included as collateral in CIM Trust 2019-J2 (“CIM 2019-J2”). The Company is responsible for the specified Attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be in agreement. Such compared information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “materiality threshold” means that amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Attributes” means the Company-selected data fields listed in the table below.
•	The term “Source Documents” means some or all of the documents in the loan file or other electronic records which were compiled into pdf documents (which file name identification includes the Seller Loan Number), provided to us by the Company, or Initial Purchaser on behalf of the Company, including: Promissory Note, Servicing System Report, Uniform Residential Loan Application (URLA), Amortization Schedule, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Letter of Explanation, Subordination Agreement, Uniform Underwriting and Transmittal Summary, or Credit Report. We make no representation regarding the execution of the Source Documents by the borrower or the validity of the borrower(s) signature(s).
A.	The Company instructed us to randomly select 10% of the Loans from the Data File (rounding up to the nearest whole number) resulting in a sample of 46 Loans (the “Selected Loans.”) We provided a listing of the Selected Loans to the Company.

B.	For each Selected Loan, we compared or recomputed the Attributes listed below in the Data File to the corresponding information in the Source Documents or using the Recomputation Methodology, as applicable. Where more than one document was indicated for an Attribute, the Source Documents are listed in order of priority until such Attribute was agreed.
Attribute	Source Document(s) / Recomputation Methodology
Seller Loan Number	Promissory Note, Servicing System Report, Source Document file name
Original Term to Maturity	Uniform Residential Loan Application (URLA)
Original Amortization Term	Amortization Schedule, Uniform Residential Loan Application (URLA)
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Recomputed using Original Term to Maturity, Original Amortization Term, and Original Loan Amount
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note, Appraisal
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note
Occupancy	Uniform Residential Loan Application (URLA), Occupancy Statement
Property Type	Appraisal Report
Original Appraised Property Value	Appraisal Report
Sales Price	Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement
Loan Purpose	Uniform Residential Loan Application (URLA), Uniform Underwriting and Transmittal Summary, Letter of Explanation
Junior Mortgage Balance	Subordination Agreement, Credit Report, Uniform Residential Loan Application (URLA)
Original LTV	Recomputed by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.
Original CLTV	Recomputed by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Lien Balance (if applicable), by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.

C.	For each Selected Loan, we recomputed the Maturity Date using the First Payment Date of Loan and the Original Term to Maturity from the Data File. We compared the results of our recomputation to corresponding month and year on Promissory Note.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified Attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File or Source Documents, and methodologies provided by the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans, (ii) the reasonableness of the information and methodologies provided by the Company, or Initial Purchaser on behalf of the Company (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, New York
October 18, 2019